UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2019

AMERICAN NATIONAL BANKSHARES INC.
(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	0-12820 (Commission File Number)	54‑1284688 (I.R.S. Employer Identification No.)
628 Main Street, Danville, Virginia 24541 (Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (434) 792-5111

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	AMNB	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                    ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 5, 2019, American National Bankshares Inc. (the “Company”) announced the appointment of Jeffrey W. Farrar, age 58, as Executive Vice President and Chief Operating Officer of the Company, effective August 1, 2019. A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated by reference into this Item 5.02.

Mr. Farrar has served as Chief Financial Officer and Senior Vice President/Finance of Old Point Financial Corporation and Chief Financial Officer and Executive Vice President of The Old Point National Bank of Phoebus since June 2017. From January 2014 to June 2017, Mr. Farrar served as Director of Wealth Management, Mortgage and Insurance for Union Bankshares Corporation (now Atlantic Union Bankshares Corporation) and, prior to that, was Chief Financial Officer of StellarOne Corporation and its predecessor companies for 18 years. Mr. Farrar earned a Bachelor of Science degree in accounting from Virginia Tech and a Master of Business Administration degree from Virginia Commonwealth University. He is a certified public accountant. There are no arrangements or understandings between Mr. Farrar and any other person pursuant to which he was appointed, nor are there are any family relationships between Mr. Farrar and any of the Company’s directors or executive officers. Mr. Farrar does not have any material interest in any transactions, relationships or arrangements with the Company that would require disclosure under Item 404(a) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits.

The following exhibit is filed herewith:

Exhibit No.	Description
99.1	Press release, dated June 5, 2019, announcing the appointment of Jeffrey W. Farrar.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American National Bankshares Inc.
(Registrant)

Date: June 5, 2019                By: /s/ William W. Traynham, Jr.
William W. Traynham, Jr.
Executive Vice President and
Chief Financial Officer

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